UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2008

ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5075 Westheimer Suite 890 Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 369-0550

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 31, 2008, the Board of Directors of Allis-Chalmers Energy Inc., a Delaware corporation (the “Company”) approved amendments to Sections 6.1, 6.3 and 6.4 of the Company’s Bylaws to specifically allow for the issuance and transfer of uncertificated shares of the Company’s stock. The amendments were adopted to comply with a requirement by the New York Stock Exchange that all listed securities be eligible for participation in the direct registration system. A copy of the Company’s Second Amended and Restated Bylaws, which reflect the foregoing amendments, are attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

Date: April 2, 2008

By: /s/ Theodore F. Pound III
Name: Theodore F. Pound III
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws.